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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


             Date of report (earliest event reported): April 8, 2004

                              TAUBMAN CENTERS, INC.
             (Exact Name of Registrant as Specified in its Charter)


        MICHIGAN                    1-11530            38-2033632
(State of Other Jurisdiction      (Commission       (I.R.S. Employer
    of Incorporation)             File Number)      Identification No.)

200 EAST LONG LAKE ROAD, SUITE 300,
BLOOMFIELD HILLS, MICHIGAN                               48303-0200
(Address of Principal Executive Office)                  (Zip Code)

       Registrant's Telephone Number, Including Area Code: (248) 258-6800

                                      NONE
          (Former Name or Former Address, if Changed Since Last Report)




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ITEM 5.           OTHER EVENTS AND REGULATION FD DISCLOSURE.

         The following information is filed pursuant to Item 5.

         On April 8, 2004, Taubman Centers, Inc. (the "Company") issued a press release regarding the General Motors Pension Trusts regional mall portfolio managed by the Company.

         A copy of the Company's press release is attached to this Form 8-K as
Exhibit 99(a).

ITEM 7.       FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

99(a)         Press Release of Taubman Centers, Inc. dated April 8, 2004.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  April 8, 2004                    TAUBMAN CENTERS, INC.



                                        /s/ Lisa A. Payne
                                        ------------------
                                        Lisa A. Payne
                                        Executive Vice President and
                                        Chief Financial and Administrative
                                        Officer



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                                  EXHIBIT INDEX


Exhibit Number    Description

99(a)             Press Release of Taubman Centers, Inc. dated April 8, 2004.